UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2015

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Cable One, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	1-36863	13-3060083
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

210 E. Earll Drive, Phoenix, Arizona	85012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 364-6000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On November 10, 2015, Cable One, Inc. (the “Company”) posted on its website presentation materials to be used by the Company at various meetings with institutional investors or analysts, including during the Company’s previously announced participation in the Wells Fargo Technology, Media and Telecom Conference on Wednesday, November 11, 2015. A copy of such materials is furnished as Exhibit 99.1 to this Current Report on Form 8-K. These materials may be amended or updated at any time and from time to time through another Current Report Form 8-K, a later Company filing, a later posting on the Company’s website or other means.

The information contained in this Item 7.01 as well as in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits.

Exhibit	Description

99.1	Cable One, Inc. Presentation Materials.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cable One, Inc.

By:	/s/ Alan H. Silverman
Name: Alan H. Silverman
Title: Senior Vice President-General Counsel

Date: November 10, 2015

EXHIBIT INDEX

Exhibit	Description

99.1	Cable One, Inc. Presentation Materials.